Exhibit 10(s)

AMENDMENT SEVEN

TO

THE FLEETBOSTON FINANCIAL CORPORATION

RETIREMENT INCOME ASSURANCE PLAN

(1996 Restatement)

Instrument of Amendment

THIS INSTRUMENT is executed by BANK OF AMERICA CORPORATION, a Delaware corporation with its principal office and place of business in Charlotte, North Carolina (the “Company”).

Statement of Purpose

By this Instrument the Company is amending the FleetBoston Financial Corporation Retirement Income Assurance Plan (the “Plan”) to provide for the merger of the Fleet Capital Corporation Retirement Restoration Plan into the Plan. At all times, the Company has reserved the right to amend the Plan in whole or in part.

NOW THEREFORE, the Company hereby amends the Plan effective as of January 1, 2006, as follows:

1. A new Section D of Appendix A is added to read as follows:

D. Fleet Capital Corporation

1. Merger.

The Fleet Capital Corporation Retirement Restoration Plan (“Fleet Capital Restoration Plan”) shall merge into the Plan effective as of January 1, 2006. As of that date, the liabilities of the Fleet Capital Restoration Plan shall become the liabilities of the Plan and the Fleet Capital Restoration Plan shall cease to exist.

2. Eligibility.

This Section D of Appendix A shall apply solely to employees who had been participants in the Fleet Capital Restoration Plan (“Fleet Capital Participants”), determined as follows:

(a) Subject to the provisions of subsections (b) and (c) hereof, the Committee shall in its sole discretion determine which Participants of the Retirement Plan of Fleet Capital Corporation shall be entitled to participate in the Plan. Such Participants shall be memorialized in a Schedule of Plan Participants, which Schedule may from time to time be modified by the Committee, and which Schedule is set forth in Section 8.

(b) Any Plan Participant who is not included in the Schedule of Participants described in subsection (a) hereof, but who has accrued a benefit under the Fleet Capital Restoration Plan as of February 28, 1997, shall cease to accrue further benefits under the Fleet Capital Restoration Plan as of March 1, 1997, but shall continue to be a Participant with respect to benefits accrued prior to such date until the earlier of the date such Participant ceases to be entitled to benefits under the terms of the Plan, or the date such Participant receives payment from Employer with respect to all amounts accrued to him under the terms of the Plan.

(c) In no event shall a Participant or Beneficiary who is not entitled to benefits under Specification Schedule M of the Basic Plan become entitled to benefits under the Plan.

(d) Any Plan Participant who is not included in the Schedule of Participants described in subsection (a) hereof, but who has accrued a benefit under the Fleet Capital Restoration Plan as of June 30, 1997 shall cease to accrue further benefits under the Fleet Capital Restoration Plan as of June 30, 1997, but shall continue to be a Participant with respect to benefits accrued prior to such date until the earlier of the date such Participant ceases to be entitled to benefits under the terms of the Plan, or the date such Participant receives payment from Employer with respect to all amounts accrued to him under the terms of the Plan.

3. Amount Of Benefit.

Notwithstanding Article 4, the benefits of Fleet Capital Participants shall be determined as follows:

(a) The benefit which Employer shall provide to a Fleet Capital Participant who is eligible to participate as a Class I Participant pursuant to the provisions of the Schedule of Participants as revised effective June 1, 1998, or his or her Beneficiary(ies) under the Plan shall equal the benefit determined under subsection (c) hereof, provided that if such Participant’s employment with Employer is for any reason involuntarily terminated by Employer, such Participant shall for purposes of this Section 3 be credited with additional Years of Service equal in number to the additional Years of Service he would have earned under the terms of Specification Schedule M of the Basic Plan had he continued in the employ of Employer through his Normal Retirement Date. Such additional Years of Service shall be credited as of his date of termination of employement.

(b) The benefit which Employer shall provide to a Fleet Capital Participant who is eligible to participate as a Class II Participant pursuant to the provisions of the Schedule of Participants as revised effective June 1, 1998, or his or her Beneficiary(ies) under the Plan shall equal the benefit determined under subsection (c) hereof, provided that if such Participant’s employment with Employer is for any reason involuntarily terminated by Employer, such Participant shall for purposes of this Section 3 be credited with additional Years of Service equal in number to the additional Years of Service he would have earned under the terms of Specification Schedule M of the Basic Plan had he continued in the employ of Employer through his Early Retirement Date. Such additional Years of Service shall be credited as of his date of termination of employment.

(c) Subject to the provisions of subsections (a) and (b) of this Section 3, the benefit which Employer shall provide to a Fleet Capital Participant who is eligible to participate as a Class I, Class II or Class III Participant pursuant to the provisions of the Schedule of Participants as revised effective June 1, 1998, or his or her Beneficiary(ies) under the Plan shall equal the excess of (i) reduced by (ii), where:

(i) equals the monthly benefit which would have been provided to such Participant or his Beneficiary under the Specification Schedule M of the Basic Plan, calculated without regard to the following:

(A) without regard to any reduction in compensation attributable to participation in a non-qualified plan of deferred compensation;

(B) without regard to any reduction in compensation attributable to participation in Specification Schedule M of the Basic Plan if such Specification Schedule M of the Basic Plan where administered without regard to the provisions of Section 415 of the Code;

(C) without regard to the provisions of Section 401(a)(17) of the Code;

(D) without regard to the reduction in bonus earnings taken into consideration in determining Specification Schedule M of the Basic Plan pensionable earnings pursuant to Part I(c)(i)(B) thereof; and

(E) without regard to any reduction applicable to such Participant who is not eligible for any early retirement subsidy otherwise available under the terms of Specification Schedule M of the Basic Plan because of such Participant’s status as a Highly Compensated Employee as defined in the Basic Plan; and

(ii) equals the sum of (A), (B) and (C) where:

(A) equals the benefit which will be provided to such Participant or his Beneficiary under Specification Schedule M of the Basic Plan subject to the restrictions and limitations described in paragraph (i) hereof;

(B) equals the benefit, if any, accrued to such Participant or his Beneficiary under the terms of the Restated Retirement Plan of BarclaysAmericanCorporation, or the Restated Retirement Plan of Barclays Bank PLC, as applicable, on January 31, 1995; and

(C) equals the benefit, if any, accrued to such Participant or his Beneficiary under the terms of the BarclaysAmericanCorporation Retirement Restoration Plan, or the Barclays Bank PLC Retirement Restoration Plan, as applicable, on January 31, 1995.

(d) The benefit which Employer shall provide to a Fleet Capital Participant who is eligible to participate as a Class IV Participant pursuant to the provisions of the Schedule of Participants as revised effective June 1, 1998, or his or her Beneficiary(ies) under the Plan shall equal the excess of (i) reduced by (ii), where:

(i) equals the monthly benefit which would have been provided to such Participant or his Beneficiary under Specification Schedule M of the Basic Plan, calculated without regard to the following:

(A) subject to Item (E) hereof, without regard to any reduction in compensation attributable to participation in a non-qualified plan of deferred compensation;

(B) subject to Item (E) hereof, without regard to any reduction in compensation attributable to participation in Specification Schedule M of the Basic Plan if such Specification Schedule where administered without regard to the provisions of Section 415 of the Code;

(C) subject to Item (E) hereof, without regard to the provisions of Section 401(a)(17) of the Code;

(D) with respect to bonus earnings paid prior to July 1, 1997, without regard to the reduction in bonus earnings taken into consideration in determining Specification Schedule M of the Basic Plan pensionable earnings pursuant to Part I(c)(i)(B) thereof;

(E) with respect to bonus earnings paid on or after July 1, 1997, without regard to so much of the reduction in bonus earnings excluded in determining Specification Schedule M of the Basic Plan pensionable earnings pursuant to Part I(c)(i)(B) thereof as does not exceed one hundred and fifty percent (150%) of such Participant’s annual base salary or wages taken into consideration as pensionable earnings under the terms of the Specification Schedule M of the Basic Plan; and

(F) without regard to any reduction applicable to such Participant who is not eligible for any early retirement subsidy otherwise available under the terms of Specification Schedule M of the Basic Plan because of such Participant’s status as a Highly Compensated Employee as defined in the Basic Plan; and

(ii) equals the sum of (A), (B) and (C) where:

(A) equals the benefit which will be provided to such Participant or his Beneficiary under Specification Schedule M of the Basic Plan subject to the restrictions and limitations described in paragraph (i) hereof;

(B) equals the benefit, if any, accrued to such Participant or his Beneficiary under the terms of the Restated Retirement Plan of BarclaysAmericanCorporation, or the Restated Retirement Plan of Barclays Bank PLC, as applicable, on January 31, 1995; and

(C) equals the benefit, if any, accrued to such Participant or his Beneficiary under the terms of the BarclaysAmericanCorporation Retirement Restoration Plan, or the Barclays Bank PLC Retirement Restoration Plan, as applicable, on January 31, 1995.

(e) The benefit which Employer shall provide to a Fleet Capital Participant who is eligible to participate as a Class V Participant pursuant to the provisions of the revised Schedule of Participants as revised effective July 1, 2000, or his or her Beneficiary (ies) under the Plan shall equal the excess of (i) reduced by (ii) where:

(i) equals the monthly benefit which would have been provided to such Participant or Beneficiary under Specification Schedule M of the Basic Plan, calculated with regard to the following:

(A) with respect to the provisions of Section 401(a)(17) of the Code;

(B) with respect to bonus earnings included in determining pensionable earnings pursuant to Part I(c)(i)(B) of said Specification Schedule thereof up to 20% of such Participant’s annual base salary or wages taken into consideration as pensionable earnings under the terms of such Specification Schedule;

(C) with respect to the accrued benefit, if any, to such Participant under the terms of the Retirement Plan for BarclaysAmerican Corporation or the Barclays Bank PLC U.S.A. Staff Pension Plan, as applicable on January 31, 1995;

(D) with respect to accrued benefit, if any, to such Participant under the terms of the NatWest Bank, N.A. Retirement Plan determined as of December 31, 1996.

(ii) is the benefit, if any, accrued to such Participant under the terms of the Basic Plan.

(f) Notwithstanding any other provision of the Plan to the contrary, no amount received by a Fleet Capital Participant as special pay, stay pay or severance pay, including, but not limited to, any amount paid from any pool of funds created in connection with the sale of Barclays Commercial Corporation shall be taken into account for purposes of determining the amount of benefits payable under the Plan.

(g) Notwithstanding any other provision of the Plan to the contrary, a Fleet Capital Participant who was a Participant in the Fleet Capital Restoration Plan on February 28, 1997, but who is not included in the Schedule of Participants with respect to benefits accruing on and after March 1, 1997, shall cease to accrue Fleet Capital Restoration Plan benefits on and after March 1, 1997. The Committee may, in its sole and absolute discretion, determine to pay such Participants out in a single Actuarial Equivalent lump sum amount at any time up to and including such Participants’ Normal Retirement Date or, alternatively, pay such Participants out pursuant to the provisions of Section 4 hereof.

(h) Notwithstanding any other provision of the Plan to the contrary, a Fleet Capital Participant who was a Participant in the Fleet Capital Restoration Plan on June 30, 1997, but who is not included in the Schedule of Participants with respect to benefits accruing on and after July 1, 1997, shall cease to accrue Fleet Capital Restoration Plan benefits on and after July 1, 1997. The Committee may, in its sole and absolute discretion, determine to pay such Participants out in a single Actuarial Equivalent lump sum amount at any time up to and including such Participants’ Normal Retirement Date or, alternatively, pay such Participants out pursuant to the provisions of Section 4 hereof.

4. Form and Timing of Benefits.

Payment of Plan benefits to a Fleet Capital Participant or his or her Beneficiary shall be coincident in time and form with the payment of benefits pursuant to the provisions of Specification Schedule M of the Basic Plan. Plan benefits shall in all respects be subject to any applicable income tax withholding under federal or state law.

5. Vesting.

A Fleet Capital Participant shall have the same nonforfeitable right to benefits payable on his or her behalf under the Plan as such Participant has to benefits payable on his or her behalf pursuant to the provisions of Specification Schedule M of the Basic Plan provided, however, that such benefits are subject to complete forfeiture to the extent that, in the sole and exclusive discretion of Employer, such Participant is determined to have engaged in activities, whether before or after Plan benefit payments commence, which are both fraudulent and detrimental to Employer.

6. Definitions.

All terms under Section D of Appendix A of the Plan shall have the meaning set forth for such terms pursuant to the provisions of Specification Schedule M of the Basic Plan.

7. Amendment and Funding

This Section D of Appendix A may be amended only with the written consent of Bank of America, N.A. All benefits determined to be payable under the Fleet Capital Restoration Plan, and all benefits earned under this Section D after the merger, shall be a liability of, and be paid by, Bank of America, N.A.

8. Schedule of Participants.

As described in Section 2, the Schedule of Plan Participants, executed as of September 11, 2000, is as follows:

Class II Participants

SS#	LAST NAME	FIRST NAME
###-##-####	Coppedge	Ferrell
###-##-####	Farley	Michael
###-##-####	Strauss	Philip
###-##-####	Swindells	William

Class III Participants

SS#	LAST NAME	FIRST NAME
###-##-####	Meyers	James

Class IV Participants

SS#	LAST NAME	FIRST NAME
###-##-####	Ausburn	Lawrence
###-##-####	Clack	Ronald
###-##-####	Dianich	Michael Sr.
###-##-####	Dumelin	Bruce
###-##-####	Gagnon	Richard
###-##-####	Johnson	Michael
###-##-####	Meier	Alan
###-##-####	Pengelly	Audrey
###-##-####	Solomon	Stuart

Class V Participants

SS#	LAST NAME	FIRST NAME
###-##-####	Kreft	Ira
###-##-####	Tornow	Brian
###-##-####	Terry	J. Cameron
###-##-####	Broderick	Timothy
###-##-####	Clarke	Timothy

2. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect. This Amendment is not intended to constitute a “material modification” of the Plan or of the Fleet Capital Restoration Plan for purposes of the effective date provisions of Code section 409A, and the Plan shall be interpreted, operated, and administered consistent with this intent.

IN WITNESS WHEREOF, Bank of America Corporation, on behalf of all participating employers in the Plan, has caused this Instrument to be duly executed on the      day of December, 2005.

BANK OF AMERICA CORPORATION

By:	/s/ J. STEELE ALPHIN
J. Steele Alphin
Corporate Personnel Executive